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                                                                    EXHIBIT 23.1


            [KELLOGG & ANDELSON ACCOUNTANCY CORPORATION LETTERHEAD]






                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement of The Producers Entertainment Group Ltd. on Form S-3 of our report dated September 17, 1997 on our audits of the financial statements of The Producers Entertainment Group Ltd. and Subsidiaries as of June 30, 1997.



/s/ Kellogg & Andelson

Kellogg & Andelson
Sherman Oaks, California
September 18, 1998